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                  SUPPLEMENT DATED JUNE 5, 2000 TO PROSPECTUS
                               DATED MAY 1, 2000
                    FOR THE SAGE VARIABLE ANNUITY ACCOUNT A



     As of the date of this supplement, we are making these changes to your Sage prospectus.

     On page 21, please add the following at the end of the provision entitled Annual Administration Charge:

          For Contracts issued from June 5, 2000 through September 30, 2000, we are eliminating this charge for the first Contract Year. For Contracts issued before June 5, 2000, we are eliminating this charge for their Contract Year Anniversaries occurring between June 5, 2000, and June 4, 2001.



                     SAGE LIFE ASSURANCE OF AMERICA, INC.
                              300 ATLANTIC STREET
                              STAMFORD, CT 06901